SUPPLEMENT DATED SEPTEMBER 15, 2000

                       REVOLUTION ACCESS VARIABLE ANNUITY

                        REVOLUTION EXTRA VARIABLE ANNUITY

                        REVOLUTION VALUE VARIABLE ANNUITY


This Supplement is intended to be distributed with any prospectus dated May 1, 2000 for any of the variable annuity contracts shown above when issued by John Hancock Life Insurance Company ("John Hancock") and sold through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and Signator Investors, Inc.

The material in the Additional Information section of the prospectus that describes the distribution of contracts is deleted and replaced by the following material:


 Distribution of contracts

         John Hancock Funds, Inc. ("JHFI") and Signator Investors, Inc.("Signator") act as principal distributors of the contracts sold through this prospectus. JHFI and Signator are each registered as a broker-dealer under the Securities Exchange Act of 1934, and each is a member of the National Association of Securities Dealers, Inc. JHFI's address is 101 Huntington Avenue, Boston, Massachusetts 02199. Signator's address is 200 Clarendon Street, John Hancock Place, Boston, Massachusetts 02117.

         You can purchase a contract through registered representatives of broker-dealers and certain financial institutions who have entered into selling agreements with John Hancock and JHFI, or with John Hancock and Signator. We pay broker-dealers compensation for promoting, marketing and selling our variable insurance and variable annuity products. In turn, the broker-dealers pay a portion of the compensation to their registered representatives, under their own arrangments. Signator will also pay its own registered representatives for sales of the contracts to their customers. We do not expect the compensation we pay to such broker-dealers (including Signator) and financial institutions to exceed 8.0% of premium payments (on a present value basis) for sales of the contracts described in this prospectus. For limited periods of time, we may pay additional compensation to broker-dealers as part of special sales promotions. We offer these contracts on a continuous basis, but neither John Hancock nor JHFI nor Signator is obligated to sell any particular amount of contracts. We also reimburse JHFI and Signator for direct and indirect expenses actually incurred in connection with the marketing of these contracts. Both JHFI and Signator are subsidiaries of John Hancock.


DB Supp. - 9/00